SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

Deutsche Enhanced Global Bond Fund
The fund’s Board of Directors (Board) has approved changes to the fund proposed by Deutsche Investment Management Americas Inc. (DIMA), the fund’s investment advisor including: (i) a new fund name; (ii) the termination of the sub-advisory agreement between DIMA and Deutsche Alternative Asset Management (Global) Limited (DAAM Global); (iii) the appointment of Deutsche Asset Management International GmbH (Deutsche AM International GmbH), an indirect, wholly-owned subsidiary of Deutsche Bank AG, as a subadvisor to the fund; and (iv) a sub-advisory agreement between DIMA and Deutsche AM International GmbH, its affiliate, with respect to the fund. The name change to the fund will become effective on or about October 2, 2017. Deutsche AM International GmbH will begin providing portfolio management services to the fund on or about December 4, 2017. DIMA intends to propose a new portfolio management team to the Board at its upcoming December meeting.
DIMA, subject to the approval of the fund’s Board, has ultimate responsibility to oversee any subadvisor to the fund and to recommend the hiring, termination and replacement of subadvisors for the fund. The fund and DIMA have received an exemptive order from the Securities and Exchange Commission (SEC) that allows DIMA, subject to the approval of the fund’s Board, to appoint Deutsche AM International GmbH as a subadvisor to the fund without obtaining shareholder approval. The fund and DIMA are subject to certain conditions imposed by the SEC order.
Effective on or about October 2, 2017, the summary prospectus is supplemented as follows:
Deutsche Enhanced Global Bond Fund will be renamed Deutsche High Conviction Global Bond Fund. All references in the prospectus to the Deutsche Enhanced Global Bond Fund will be superseded with Deutsche High Conviction Global Bond Fund.
All disclosure and references in the fund’s summary prospectus to “Currency strategies” and “Currency strategies risk” are hereby deleted.
Effective on or about December 4, 2017, the summary prospectus is supplemented as follows:
DAAM Global will no longer serve as subadvisor to the fund and all references to DAAM Global are hereby deleted.
The following information replaces the existing similar disclosure under the “MANAGEMENT” section of the fund’s summary prospectus.
Investment Advisor
Deutsche Investment Management Americas Inc.
Subadvisor
Deutsche Asset Management International GmbH

September 26, 2017
PROSTKR-939

Effective July 1, 2017, the summary prospectus is supplemented as follows:
The following information replaces the existing similar disclosure in the “FEES AND EXPENSES OF THE FUND” section of the fund’s summary prospectus:
SHAREHOLDER FEES (paid directly from your investment)
	A	T	C	S
Maximum sales charge (load) imposed on purchases, as % of offering price	4.50	2.50	None	None
Maximum deferred sales charge (load), as % of redemption proceeds	None	None	1.00	None
Account Maintenance Fee (annually, for fund account balances below $10,000 and subject to certain exceptions)	$20	None	$20	$20
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
	A	T	C	S
Management fee[1]	0.31	0.31	0.31	0.31
Distribution/service (12b-1) fees	0.24	0.25	1.00	None
Other expenses[2]	0.72	0.70	0.74	0.67
Acquired funds fees and expenses	0.02	0.02	0.02	0.02
Total annual fund operating expenses	1.29	1.28	2.07	1.00
Fee waiver/expense reimbursement	0.37	0.36	0.40	0.33
Total annual fund operating expenses after fee waiver/expense reimbursement	0.92	0.92	1.67	0.67
1 “Management fee” is restated to reflect the fund’s new management fee rate effective July 1, 2017.
2 ”Other expenses“ for Class T are based on estimated amounts for the current fiscal year.
The Advisor has contractually agreed through September 30, 2018 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expenses and acquired funds fees and expenses) at 0.90%, 0.90%,
1.65% and 0.65% for Class A, Class T, Class C and Class S, respectively. The agreement may only be terminated with the consent of the fund’s Board.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Years	A	T	C	S
1	$540	$342	$270	$68
3	806	611	610	286
5	1,092	901	1,077	520
10	1,905	1,726	2,368	1,195
You would pay the following expenses if you did not redeem your shares:
Years	A	T	C	S
1	$540	$342	$170	$68
3	806	611	610	286
5	1,092	901	1,077	520
10	1,905	1,726	2,368	1,195

Please Retain This Supplement for Future Reference
September 26, 2017
PROSTKR-939
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